UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 28, 2011 (June 22, 2011)

  COLONY RESORTS LVH ACQUISITIONS, LLC

(Exact name of registrant as specified in its charter)

Nevada	000-50635	41-2120123
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

_______3000 Paradise Road Las Vegas, Nevada_____                            89109

             (Address of principal executive offices)                                          Zip Code

Registrant's telephone number, including area code: (702) 732-5919

_________________________________N/A________________________________

(Former name or former address, if changed since last report.)

Item 1.02        Termination of a Material Definitive Agreement

            On June 22, 2011, the Company received notice from HLT Existing Franchise Holding, LLC (“Hilton”) that it was exercising its right to terminate the License Agreement between the Company and Hilton, dated as of January 1, 2009 (the “License Agreement”).  Pursuant to the License Agreement, either party may terminate the agreement without cause at any time after January 1, 2011.  Unless the parties reach an agreement otherwise, the effective date of termination will be January 1, 2012.

            Pursuant to the License Agreement, the Company licenses the right to use the “Hilton” mark and is part of Hilton’s reservation system and Hilton’s “HHonors Program”.  The License Agreement is incorporated by reference to the Company’s Current Report on Form 8-K filed January 5, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                        COLONY RESORTS LVH ACQUISITIONS, LLC

Dated:  June 28, 2011                                     _____________________________

                                                                        Robert E. Schaffhauser

                                                                        Executive Vice President-Finance